Dreyfus

California Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices rose modestly over the past six months with a rally in the municipal bond market. Most sectors of the municipal bond market have also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our web site at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus California Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 3.85% total return over the six-month period ended September 30, 2000.(1) This compares with a total return of 3.89% for the Lipper California Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute our performance to a relatively strong investment environment for municipal bonds generally, and especially in California. The market rally was driven primarily by signs of an economic slowdown throughout the U.S., as well as positive supply-and-demand factors affecting municipal bonds from California and other states.

What is the fund's investment approach?

The fund' s goal is to seek as high a level of current federal and state tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from California issuers. We also manage the fund in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the California economy helped keep municipal bond yields relatively low compared to bonds from other states. California enjoyed higher tax revenues, curtailing the state's need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from California residents seeking to protect wealth, especially in the state's high tech community. When demand rises and supply falls, prices of existing bonds tend to move higher.

In this environment, we took profits on some of the bonds that had appreciated most during the market rally, including discount bonds and lower rated and non-rated bonds. We redeployed those assets primarily into high quality bonds in the 10- to 15-year maturity range that are not subject to early redemption over the next several years. These changes helped us extend the fund's average effective duration, which in turn enabled the fund to benefit from positive conditions created by strong demand within the intermediate maturity range of California's municipal bond market.


What is the fund's current strategy?

In our view, while slower economic growth and fewer inflation concerns should benefit the municipal bond market over the long term, the market may experience some weakness over the near term as it digests its recent gains and prepares for concerns that typically affect municipal bonds at year-end. Accordingly, we have recently increased our cash position in anticipation of better values and greater investment opportunities ahead.

As of September 30, the fund's average duration was within what we consider a neutral range. This position is designed to lock in prevailing yields for a reasonable period while giving us the flexibility we need to access higher yielding opportunities as they become available.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.0%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--85.7%

ABAG Finance Authority, COP (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,477,285

Adelanto Public Utility Authority, Revenue
   (Utility Systems Project)

   4.45%, 11/1/2001 (LOC; Union Bank of California)                                           2,375,000                2,373,171

Alameda Corridor Transportation Authority, Revenue:

   5.125%, 10/1/2014 (Insured; MBIA)                                                          2,500,000                2,542,075

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,002,490

Alta Loma School District
   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000                  456,500

California Health Facilities Financing Authority, Revenue:

   (Casa De Las Campanasl) 5%, 8/1/2006                                                       1,985,000                2,042,029

   (Downey Community Hospital) 5.625%, 5/15/2008                                              5,450,000                5,471,582

   (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA)                                  3,240,000                3,441,852

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000                1,182,025

California Housing Finance Agency, Revenue:

   6%, 8/1/2010                                                                               1,160,000                1,231,607

   (Home Mortgage) 5.80%, 8/1/2003                                                              810,000                  840,164

California Public Works Board, LR:

   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)                                     4,100,000                4,389,337

   (Various Community College Projects ):

      6%, 12/1/2008 (Insured; AMBAC, Prerefunded 12/1/2002)                                   3,975,000  (a)           4,206,822

      4.60%, 10/1/2013                                                                        2,000,000                1,937,000

California Statewide Community Development Authority:

  Apartment Development Revenue
    (Irvine Apartment Communities):

         5.05%, 5/15/2008                                                                     2,000,000                1,957,800

         5.10%, 5/15/2010                                                                     2,000,000                1,949,400

   COP, Revenue:

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000                4,230,960

   MFHR (Equity Residential) 5.20%, 12/1/2029                                                 2,000,000                1,999,420

California:

   5.25%, 6/1/2015                                                                            1,540,000                1,562,638

   5.50%, 3/1/2017                                                                            5,990,000                6,140,169

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,696,934

Foothill, Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                4,760,665

      Zero Coupon, 1/1/2010                                                                   2,500,000                2,219,025

      Zero Coupon, 1/1/2013 (Prerefunded 1/1/2010)                                            2,000,000  (a)           1,807,800


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles City, Revenue:

  Harbor Department:

      6%, 8/1/2006                                                                            1,320,000                1,377,248

      6%, 8/1/2014                                                                            6,500,000                6,855,290

   Mortgage 5.75%, 7/1/2002 (Insured; MBIA)                                                     110,000                  110,920

   Multi-Family (Earthquake Rehabilitation Projects)

      5.65%, 12/1/2025 (Insured; FNMA)                                                       10,000,000               10,162,300

Los Angeles County Capital Asset Leasing Corporation,
   Leasehold Revenue

   5.75%, 12/1/2004 (Insured; AMBAC)                                                          2,600,000                2,748,018

Los Angeles County Metropolitan
   Transportation Commission, Sales Tax Revenue

      5.50%, 7/1/2007                                                                         3,350,000                3,507,852

Los Angeles County Transportation Commission,
   Sales Tax Revenue

   5.75%, 7/1/2001 (Insured; FGIC)                                                            1,250,000                1,268,038

Los Angeles Department Water & Power,
   Electric Plant Revenue

   5.70%, 9/1/2011 (Insured; FGIC)                                                            3,500,000                3,652,215

Metropolitan Water District of Southern California,
   Waterworks Revenue

   5.125%, 7/1/2011                                                                           4,000,000                4,138,440

Oakland, COP (Oakland Museum)
   6%, 4/1/2012 (Insured; AMBAC)                                                              2,500,000                2,579,325

Oakland Redevelopment Agency

  (Central District Redevelopment-Senior Tax Allocation)

   5.75%, 2/1/2004 (Insured; AMBAC)                                                           1,500,000                1,571,880

Orange, MFHR (Villa Santiago Rehab Project)

   5.60%, 10/1/2027 (Insured: FNMA)                                                           1,420,000                1,430,096

Orange County, COP 5.70, 7/1/2010 (Insured; MBIA)                                             6,445,000                6,920,705

Orange County Public Financing Authority,
   Waste Management Systems Revenue

   5.25%, 12/1/2004 (Insured; AMBAC)                                                          4,280,000                4,407,972

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000                1,304,536

   Special Facilities (Mitsui O.S.K. Lines, Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000                1,034,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Sacramento County

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,122,549

      5.40%, 12/1/2009                                                                        1,230,000                1,249,729

Sacramento County Sanitation District
   Financing Authority, Revenue

   5.50%, 12/1/2014                                                                           4,000,000                4,220,160

San Diego County, COP (Burnham Institute)

   5.70%, 9/1/2011                                                                              800,000                  832,776

San Francisco Bay Area
   Transit Financing Authority (Bridge Toll):

      5%, 2/1/2006                                                                            1,000,000                1,009,960

      5%, 2/1/2007                                                                            1,000,000                1,009,940

San Francisco City and County Airports Commission:
   International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,383,366

   (Special Facilities Lease--SFO Fuel)
      5.25%, 1/1/2008 (Insured; AMBAC)                                                        2,575,000                2,671,434

San Mateo County Joint Powers Financing Authority,
   LR (Capitol Projects)

   5%, 7/15/2013 (Insured; FSA)                                                               1,180,000                1,198,125

Santa Clara Unified School District

   5.50%, 7/1/2016                                                                            1,870,000                1,936,665

Southern California Rapid Transit District, Revenue

   (Special Benefit Assessment District)
   5.75%, 9/1/2005 (Insured; AMBAC)                                                           6,750,000                7,196,715

Stockton Health Facilities Authority, Revenue
   (Dameron Hospital):

      5.10%, 12/1/2006                                                                        1,305,000                1,269,256

      5.20%, 12/1/2007                                                                        1,300,000                1,260,129

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,633,425

U.S. RELATED--13.3%

Guam, LOR (Infrastructure Improvement)
   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000                1,271,045

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,375,096

   5%, 7/1/2005                                                                               2,500,000                2,552,275

   5.375%, 7/1/2005                                                                           3,000,000                3,110,400

   5.25%, 7/1/2014 (Insured; FSA)                                                             2,000,000                2,050,140


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth Highway &
  Transportation Authority

   6.25%, 7/1/2016                                                                            3,000,000                3,365,010

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured FSA)                                                              2,000,000                2,102,200

Puerto Rico Industrial Tourist Educational
   Medical and Environmental

   Control Facilities Financing Authority, Industrial Revenue

   (Guaynabo Warehouse):

      4.35%, 7/1/2006                                                                         1,170,000                1,096,056

      4.70%, 7/1/2009                                                                         1,050,000                  975,030

Puerto Rico Municipal Finance Agency

   5.50%, 7/1/2017 (Insured; FSA)                                                             1,000,000                1,017,630

Virgin Island Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                2,036,740

Virgin Island Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,140,000                1,155,094

   5.125%, 7/1/2011                                                                           1,000,000                  995,020
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $167,459,451)                                                             99.0%              172,084,030

CASH AND RECEIVABLES (NET)                                                                         1.0%                1,715,165

NET ASSETS                                                                                       100.0%              173,799,195

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FNMA                      Federal National
                             Mortgage Association

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance

                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              50.5

AA                               Aa                              AA                                               21.3

A                                A                               A                                                 9.1

BBB                              Baa                             BBB                                              10.4

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           7.3

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           167,459,451   172,084,030

Interest receivable                                                   2,399,897

Prepaid expenses                                                          4,170

                                                                    174,488,097
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,267

Cash overdraft due to Custodian                                         430,598

Payable for shares of Beneficial Interest redeemed                      116,273

Accrued expenses and other liabilities                                   41,764

                                                                        688,902
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      173,799,195
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     172,299,720

Accumulated undistributed investment income--net                         20,379

Accumulated net realized gain (loss) on investments                  (3,145,483)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              4,624,579
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      173,799,195
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 12,762,855

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.62

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,416,404

EXPENSES:

Management fee--Note 3(a)                                              521,256

Shareholder servicing costs--Note 3(b)                                  97,564

Professional fees                                                       14,770

Trustees' fees and expenses--Note 3(c)                                  14,113

Custodian fees                                                           8,964

Registration fees                                                        2,571

Prospectus and shareholders' reports                                     2,537

Loan commitment fees--Note 2                                               306

Miscellaneous                                                            6,393

TOTAL EXPENSES                                                         668,474

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                  (581)

NET EXPENSES                                                           667,893

INVESTMENT INCOME--NET                                               3,748,511
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (123,346)

Net unrealized appreciation (depreciation) on investments            2,910,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,786,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,535,410

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2000          Year Ended

                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,748,511            8,144,979

Net realized gain (loss) on investments          (123,346)            (160,422)

Net unrealized appreciation (depreciation)
   on investments                               2,910,245           (8,568,058)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,535,410             (583,501)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,728,132)          (8,144,979)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  12,791,859           27,829,097

Dividends reinvested                            2,722,592            6,017,249

Cost of shares redeemed                       (19,229,011)         (52,847,084)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (3,714,560)         (19,000,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (907,282)         (27,729,218)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           174,706,477          202,435,695

END OF PERIOD                                 173,799,195          174,706,477

Undistributed investment income--net               20,379                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       951,838            2,056,538

Shares issued for dividends reinvested            202,218              446,675

Shares redeemed                                (1,433,683)          (3,927,399)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (279,627)          (1,424,186)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                        September 30, 2000                                   Year Ended March 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.40         13.99         13.82         13.27          13.27         13.02

Investment Operations:

Investment income--net                                 .29           .58           .58           .59            .60           .62

Net realized and unrealized
   gain (loss) on investments                          .22          (.59)          .17           .55            .00(a)        .25

Total from Investment Operations                       .51          (.01)          .75          1.14            .60           .87

Distributions:

Dividends from
   investment income--net                             (.29)         (.58)         (.58)         (.59)          (.60)         (.62)

Net asset value,
   end of period                                     13.62         13.40         13.99         13.82          13.27         13.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      7.68(b)        .02          5.55          8.77           4.60          6.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                                 .77(b)         .79           .80           .79            .78           .65

Ratio of net investment income
   to average net assets                             4.31(b)        4.32          4.19          4.35           4.48          4.66

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                            .00(c)         .00(c)        .02           .01            .04           .14

Portfolio Turnover Rate                             13.47(d)       19.38         26.29         44.77          35.79         41.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    173,799        174,706       202,436       202,997        210,790       230,357

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on
which    such    securities    are    pri    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,011 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions
of    income    and    net    realized    capital gain  sufficient  to relieve
it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,519,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $1,798,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through September 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $581 during the period ended September 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's
average    daily    net    assets    for    certain    allocated     The    Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $51,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $27,208 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group") Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended September 30, 2000, redemption fees retained by the fund amounted to $219.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000 amounted to $22,850,408 and $27,090,175, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $4,624,579, consisting of $5,172,644 gross unrealized appreciation and $548,065 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

  Dreyfus California Intermediate Municipal Bond Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   902SA009